LOSS PER SHARE	12 Months Ended
Dec. 31, 2019
LOSS PER SHARE
LOSS PER SHARE

10.           LOSS PER SHARE

	For the years ended December 31,
	2019	2018	2017
Loss attributable to holders of ordinary shares (RMB’000):	(9,501)	(418,674)	(88,026)
Weighted average number of ordinary shares outstanding used in computing basic and diluted (loss)/earnings per share	6,075,667	4,493,036	3,339,487
Loss per share - basic (RMB)	(1.56)	(93.18)	(26.36)
Loss per share - diluted (RMB)	(1.56)	(93.18)	(26.36)

Warrants to purchase common stock are not included in the diluted loss per share calculations when their effect is antidilutive. For the year ended December 31, 2019, about 1,669,437 of potential common stock related to outstanding warrants and stock options were excluded from the calculation of diluted net loss per share as such shares are antidilutive when there is a loss. There were 728,571 and 178,571 shares for the years ended December 31, 2018 and 2017.